UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2004 - June 30, 2004

Item 1: Reports to Shareholders

2004 Semiannual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

SEMIANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS: THE IMPERFECT STORM	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

NOTES TO PERFORMANCE AND FORWARD–LOOKING STATEMENTS	8

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	9

TRUSTEES AND OFFICERS	19

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

THE IMPERFECT STORM
           Two thousand four set sail swimmingly. Mostly rising stock prices seemed to promise that 2003’s rally would continue without interruption into the new year. Soon, however, storm clouds appeared that darkened the sunny view of the ongoing bull market. As there had been in 2003, there were whispers on Wall Street about bear market rallies and a poor earnings picture that could not justify then-current equity prices. Yet almost as quickly as the skies went gray, a bit of bright light broke through again, and stock prices sailed forward, though on choppier waters. The economy continued to grow, and the worrisome international picture did not seem to generate sufficient undertow to pull stock prices lower, at least not for very long. But if foreign affairs were not capable of depressing prices, what about the specter of rising interest rates, a ghostly shadow that had been looming over the stock market since at least the summer of 2003? Was the rising wave of a recovering economy strong enough to counteract two potential bear market makers? Would it calm the growing tide of discontent that seemed to affect more and more investors each day as the first half drew to a close?
           With 2004 at the halfway mark, there are still no clear answers to these questions. More importantly, the resulting uncertainty has left many investors feeling stranded, casting about for calm seas, cloudless skies and a steady course. None seem forthcoming as of this writing. About the only thing that does seem clear is the stock market’s utter unpredictability. This goes beyond the daily movement in prices; it has more to do with an overall lack of direction for equities. For anyone whose investment experiences began in the mid-’90s or later, such a period probably feels very odd. With obvious exceptions (such as the third quarter of 1998 or the first of 1999 and 2000), much of the last 10 years has been characterized by more or less clearly demarcated bull or bear market periods. Although there was spirited debate about how much longer either might last, no one seemed to be asking, “What kind of market are we in right now?” But this is exactly the question to which investors have been craving an answer since at least February of this year. The frustration of not receiving a response seems palpable as prices rise one day then fall the next, rise again, then fall once more. It’s as if several small fleets were scurrying across choppy waters in one direction before being rapidly pulled off course, then tacking to the first course again, desperate for a smooth and lengthy current toward “Equity Treasure Island.”
          Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the market’s currently wavy waters without the possibility of missing out on potential returns. Yet it seems to us that the storm-tossed seas of the first half of 2004 are likely to remain with us for at least the next several months. Investors may simply need to accept feeling lost at sea until the market establishes a more consistent direction; otherwise, increased frustration could result in higher levels of volatility. The feeling is comparable to the disorientation that often sets in when, at a certain distance from land, you can no longer sense the shore unless you’re an experienced sailor. We suspect that many investors have had this frightening sensation lately, which is one reason why the market looks good for a brief period before suddenly lurching in the opposite direction. Our own take is that inclement weather on the high seas is all part of the cyclical nature of equity investing. The most baffled investors are probably those most wedded to investing as a form of instant gratification,

Our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done – search for what we think are financially strong, attractively priced small companies.

2 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004

yet from our perspective there are far worse things than the opportunity to potentially compound at mid single digits per year.
          The market’s susceptibility to high waves and whirlpools affected equities of all sizes, from the most massive ships to the tiniest dinghies. For the six-month period ended 6/30/04, none of the major indices achieved a double-digit return, though the small-cap oriented Russell 2000 (+6.8%) managed to stay ahead of both the large-cap S&P 500 (+3.4%) and the more tech-oriented Nasdaq Composite (+2.2%). Small-cap’s advantage came from its first-quarter performance, in which its 6.3% return outpaced that of both other indices (+1.7% and -0.5%, respectively). In the second quarter, after having outperformed the S&P 500 for four consecutive quarters, the Russell 2000 (+0.5%) lost ground both to the large-cap index (+1.7%) and to the Nasdaq Composite (+2.7%). The second quarter also included the largest decline for the Russell 2000 since the first quarter of 2003. From 4/5/04 through 5/17/04, the small-cap index fell 11.6%. However, the intermediate-term news for the asset class was more encouraging. The Russell 2000 outperformed the S&P 500 for the one-, three- and five-year periods ended 6/30/04.
          Although small-cap has been a market leader through the bear market of 2000 and the subsequent rally that kicked off in October 2002, we were not surprised by either its modest year-to-date results or its relative second-quarter slide. In our view, one consequence of the current market’s gyrations is likely to be more or less alternating leadership between small- and large-cap stocks. And while we still feel confident about the prospects for small-cap outperforming large-cap for the decade taken as whole, it must be admitted that at least part of this confidence is owing to the strong head start that small-cap has so far enjoyed from the beginning of 2000 through 6/30/04. We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.
          In thinking about the important factors inherent in any investment decision, we would advance the notion that overall company quality is a critical factor, especially in the current market climate. Quality has not, however, been a consistent driver of equity returns over the years. We have witnessed cycles that have brought us euphoria, and those that have left us crestfallen. In the former, we found that many investors shared our craving for quality, while in the latter they seemed impervious to its charms. Recent trends, such as the stronger performance from 1/31/04 through 6/30/04 for small-cap stocks with earnings and/or those that pay dividends, have been of very brief duration, but we believe that they may mark the beginning of a period in which investors will be looking for seasoned, high-quality small-cap companies. Of course, value approaches have no monopoly on quality, especially if one views strong growth prospects as a qualitative measure. Still, our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done — search for what we think are financially strong, attractively priced small companies.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2004
ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO
Average Annual Total Returns Through 6/30/04		Portfolio Diagnostics
January — June *	5.87%	Median Market Capitalization	$261 million
One-Year	35.01	Weighted Average P/E Ratio	19.1x*
Three-Year	12.32	Weighted Average P/B Ratio	1.9x
Five-Year	19.62	Weighted Average Yield	0.3%
Since Inception (12/27/96)	17.82	Number of Holdings	236
		Fund Net Assets	$303 million
* Not annualized.		* Excludes 28% of portfolio holdings with zero or negative earnings as of 6/30//04.

MANAGER’S DISCUSSION

Royce Capital Fund — Micro-Cap Portfolio (RCM) turned in a respectable performance in the first half. For the year-to-date period ended 6/30/04, the Fund was up 5.9%, trailing its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. After tearing through the recent market rally at a blistering pace, micro-cap stocks were bound to slow down at some point, and five months of relative underperfomance by a narrow margin versus their small-cap siblings certainly beats a correction. That was the case in 2004’s first half, as micro-cap returns from February through June generally fell behind those of small-cap stocks. Over longer-term and market cycle periods ended 6/30/04, RCM held a performance edge over the small-cap index. From the previous small-cap market peak on 3/9/00, the Fund was up 105.2% versus a gain of 3.3% for the Russell 2000. RCM also outperformed its benchmark for the one-, three-, five-year and since inception (12/27/96) periods ended 6/30/04. The Fund’s average annual total return since inception was 17.8%.
          2003 was a year in which investors consistently flocked to more speculative issues and enjoyed double-digit returns. The first half of 2004, on the other hand, generally bestowed favor on higher quality, more liquid companies and produced mostly single-digit positive performances. After leading small-caps (and most other equities) from October 2002 through the end of January 2004, micro-caps ceded leadership to their larger siblings within small-cap in February, though by a small margin through 6/30/04. We expect that this trend will continue at least through the end of the year, as will the choppiness that marked the year’s first six months. However, this should not be construed as dire news for micro-caps or those who invest in them. Small-cap leadership has historically been cyclical, and our own approach to security selection remains firmly rooted in individual company quality. Just as important, our perspective remains focused on the long term.
          Although gains could be found in many of the Fund’s sectors, holdings in Health and Industrial Products made the largest positive impact on performance in the first half. Substantial gains from energy services companies within the Natural Resources sector were somewhat blunted by losses in the precious metals and mining group. Many metals and mining companies had benefited in 2003 after commodity prices began to recover. The decision of the Chinese government to curb growth, the rally of the US dollar and the anxiety over interest rates all contributed to a correction in commodity prices that in turn hurt stock prices. We see the correction as a temporary phenomenon and still like the longterm prospects for the industry. As for healthcare and energy companies, we still see what we think is solid long-term performance potential in both areas. We increased our positions in those companies that we felt most strongly about, including GulfMark Offshore, Gulf Island Fabrication and Myriad Genetics.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

4 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Exponent	1.2%
RC2 Corporation	1.1
Gulf Island Fabrication	1.1
Northern Orion Resources	1.0
Lexicon Genetics	1.0
PLATO Learning	0.9
Trican Well Service	0.9
GulfMark Offshore	0.9
ProAssurance Corporation	0.9
DUSA Pharmaceuticals	0.8

Portfolio Sector Breakdown	% of Net Assets

Health	16.7%
Technology	16.6
Natural Resources	14.7
Industrial Services	9.5
Industrial Products	7.2
Consumer Services	5.9
Financial Intermediaries	4.8
Consumer Products	4.4
Financial Services	0.6
Miscellaneous	4.7
Preferred Stock	0.2
Cash and Cash Equivalents	14.7

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04

DUSA Pharmaceuticals	$1,869,585	Metallica Resources	$1,071,123
RC2 Corporation	1,351,148	Golden Star Resources	973,707
Dawson Geophysical	938,028	Young Innovations	677,029
Input/Output	934,198	Curative Health Services	634,068
Trican Well Service	822,890	White Electronic Designs	524,129

DUSA Pharmaceuticals — This pharmaceutical company develops drugs and light devices for the treatment and detection of skin diseases. After buying some shares near the firm’s cash value in 2003, we sold shares in April and May as its price climbed. The firm was developing new skin treatments and regained CMS reimbursement. We held a good-sized position at June 30.

RC2 Corporation — A series of what we think were intelligent acquisitions expanded the core business of this maker of toys, collectibles and NASCAR vehicle replicas (the firm’s original business). Initially attracted to its low stock price and savvy managers, we like how the firm survived to thrive in a difficult business.

Metallica Resources — The price of this Canadian mineral exploration company not only suffered from the correction in commodity prices but from land-use difficulties through its Mexican subsidiary. Confident in the firm’s long-term prospects, we built our position in the first half.

		Golden Star Resources — This gold mining company, which bases the bulk of its operations in Ghana, could not avoid the declining prices that tarnished many precious metals businesses. Our view is that the company’s talented management is capable of guiding it through its recent difficulties. We held a significant position at June 30.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO
Average Annual Total Returns Through 6/30/04		Portfolio Diagnostics
January – June *	10.41%	Median Market Capitalization	$844 million
One-Year	38.99	Weighted Average P/E Ratio	17.3x
Three-Year	10.86	Weighted Average P/B Ratio	2.3x
Five-Year	17.35	Weighted Average Yield	0.5%
Since Inception (12/27/96)	15.84	Number of Holdings	81
* Not annualized.		Fund Net Assets	$79 million

MANAGER’S DISCUSSION

Royce Capital Fund — Small-Cap Portfolio (RCS) enjoyed a strong first half on both a relative and absolute basis. For the year-to-date period ended 6/30/04, the Fund gained 10.4%, ahead of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. The effects of better performance from higher quality, more liquid stocks could be seen in RCS’s first-half performance. The recent shift in leadership from micro-cap to small-cap only helped to bolster the Fund’s advantage over its benchmark during market cycle and long-term performance periods. From the previous small-cap market peak on 3/9/00 through 6/30/04, RCS gained 107.5% versus a 3.3% return for the Russell 2000. The Fund also beat the benchmark for the one-, three-, five-year and since inception periods ended 6/30/04. RCS’s average annual total return since inception was 15.8%.
          During 2004’s first half, quality was king, at least within small-cap and in the context of a low-return environment for equities. But even in a low-return environment, it’s good to be king. The recent move to quality has been of very short duration, lasting only from February through the end of June, but we believe that it marks the beginning of a longer-term trend. During the rally that began on 10/9/02 and that lasted until 1/31/04, not only did small-cap fall behind micro-cap, but companies with earnings trailed those without and businesses that paid dividends posted lower returns than those that did not. However, all three of these trends have reversed since the end of January. After a 16-month period of outperformance, a reversal was not unexpected, and it has so far benefitted several of the Fund’s portfolio holdings, particularly those in Health, the top-performing sector in the first half. Sluggish growth in the vitamin and herbal supplement industry a couple of years ago helped to drop the stock price of nutritional supplement maker Nutraceutical International. Mostly overlooked by Wall Street, its stock looked very inexpensive to us when we first began to buy it late in 2003. Improvement in its business helped its stock price to re-gain its health in 2004’s first half. In spite of solid first-half gains, we held large positions in managed care business Molina Healthcare and staffing services firm Cross Country Healthcare.
          The expectation of lower energy prices helped to lower the stock prices of oil and natural gas companies in 2003, which prompted us to buy more shares of companies such as Unit Corporation. The firm’s two business units — contract drilling and oil and natural gas exploration — both enjoyed high-octane returns in the first half. We think very highly of its management and were happy to hold a significant position at June 30. We also held significant positions in The Houston Exploration Company and St. Mary Land & Exploration Company. Helped by the recovering economy, companies in the Consumer Services sector made positive contributions to performance, as did many in the Industrial Products sector. We like the long-term prospects in certain businesses in the latter area, so we built our position in steel and construction products maker Gibraltar Steel and held a good-sized position in leading welding and cutting products manufacturer Lincoln Electric Holdings at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

6 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

eFunds Corporation	2.3%
Nu Skin Enterprises Cl. A	2.3
Unit Corporation	2.2
West Corporation	2.0
Aspen Insurance Holdings	1.9
Houston Exploration Company (The)	1.8
RC2 Corporation	1.8
Cross Country Healthcare	1.7
Gibraltar Steel	1.7
Ensign Resource Service Group	1.6

Portfolio Sector Breakdown	% of Net Assets

Health	16.9%
Consumer Products	14.4
Natural Resources	13.6
Consumer Services	9.0
Technology	8.0
Industrial Products	7.1
Financial Intermediaries	5.2
Industrial Services	3.9
Financial Services	2.3
Miscellaneous	1.5
Cash and Cash Equivalents	18.1

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04

Nu Skin Enterprises Cl. A	$581,790	Callaway Golf Company	$369,260
RC2 Corporation	550,291	Hecla Mining Company	300,958
Nutraceutical International	509,686	FTI Consulting	240,824
Houston Exploration Company (The)	509,185	Aspen Insurance Holdings	167,673
Unit Corporation	428,970	Goldcorp	165,210

Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. New products succeeded in North America, its increasingly important Japanese business flourished and the firm made profitable inroads into China. It was RCS’s number two holding at June 30.

RC2 Corporation — A series of what we think were intelligent acquisitions expanded the core business of this maker of toys, collectibles and NASCAR vehicle replicas (the firm’s original business). Initially attracted to its low stock price and savvy managers, we like how the firm survived to thrive in a difficult business. We built our position in the first half.

Callaway Golf Company — While on a firm-wide basis we’re still unsure whether we should give a mulligan to this leading golf club and golf ball manufacturer for recently making what looks to us like a questionable acquisition of a struggling competitor, in RCS’s portfolio we decided to take a bogey and move on in July.

Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we were happy to hold a position at June 30.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 7

NOTES TO PERFORMANCE AND FORWARD-LOOKING STATEMENTS

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

          All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2004 and are subject to change at any time without notice. The Funds’ P/E calculations exclude companies with zero or negative earnings. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
          The Russell 2000, S&P 500 and Nasdaq Composite are unmanaged indices of domestic common stocks. Returns for the market indices used in this Report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

FORWARD-LOOKING STATEMENTS

          This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.

          This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

          The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

8 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004

SCHEDULES OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

COMMON STOCKS – 85.1%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 4.4%			Financial Intermediaries – 4.8%
Apparel and Shoes - 0.3%			Banking - 0.3%
Cutter & Buck	86,000	$885,800	Canadian Western Bank	35,700	$1,086,499

Collectibles - 0.1%			Insurance - 4.5%
Action Performance Companies	25,000	376,750	American Safety Insurance Holdings [a]	129,100	1,937,791
			Argonaut Group [a]	117,000	2,156,310
Food/Beverage/Tobacco - 1.1%			NYMAGIC	68,400	1,805,760
Boston Beer Company Cl. A [a]	41,400	833,796	Navigators Group [a]	56,300	1,626,507
CoolBrands International [a]	57,800	951,388	PXRE Group	67,000	1,693,090
Green Mountain Coffee Roasters [a]	42,000	779,940	ProAssurance Corporation [a]	76,500	2,609,415
Monterey Pasta Company [a]	198,100	721,084	United Fire & Casualty Company	30,000	1,732,500

		3,286,208			13,561,373

Home Furnishing and Appliances - 0.1%			Total (Cost $9,353,044)		14,647,872
Bassett Furniture Industries	12,500	272,000
			Financial Services – 0.6%
Sports and Recreation - 0.9%			Insurance Brokers - 0.3%
Arctic Cat	42,500	1,170,025	CorVel Corporation [a]	28,750	815,063
Thor Industries	46,200	1,545,852
			Other Financial Services - 0.3%
		2,715,877	Electro Rent	103,300	1,081,551

Other Consumer Products - 1.9%			Total (Cost $2,032,043)		1,896,614
Concord Camera [a]	100,600	331,980
EZCORP Cl. A [a,b]	35,000	347,200	Health – 16.7%
4Kids Entertainment [a]	38,000	908,960	Commercial Services - 3.8%
Meade Instruments [a]	138,500	441,815	Bruker BioSciences [a]	251,800	1,226,266
RC2 Corporation [a]	90,000	3,195,000	Discovery Partners International [a]	367,700	1,875,270
Water Pik Technologies [a]	35,100	581,256	First Consulting Group [a,b]	274,800	1,516,896
			Gene Logic [a]	205,200	831,060
		5,806,211	Hooper Holmes	300,700	1,726,018
			PAREXEL International [a]	31,000	613,800
Total (Cost $8,767,082)		13,342,846	The TriZetto Group [a]	150,600	1,009,020
			Ventiv Health [a]	63,700	986,076
Consumer Services – 5.9%			Young Innovations	71,250	1,809,750
Direct Marketing - 0.6%
†Collegiate Pacific	101,400	1,150,890			11,594,156
J. Jill Group [a]	25,500	601,545
			Drugs and Biotech - 7.3%
		1,752,435	Able Laboratories [a,b]	60,000	1,233,600
			Antigenics [a,b]	91,300	781,528
Leisure and Entertainment - 1.5%			Arena Pharmaceuticals [a,b]	50,500	275,730
Multimedia Games [a,b]	74,200	1,990,044	BioSource International [a]	144,100	1,017,346
New Frontier Media [a]	283,500	2,418,255	CancerVax Corporation [a,b]	70,500	536,505
			Cell Genesys [a]	76,500	794,835
		4,408,299	Cerus Corporation [a,b]	335,000	804,000
			Compugen [a]	162,900	765,630
Restaurants and Lodgings - 0.9%			DUSA Pharmaceuticals [a,b]	270,500	2,569,750
Benihana Cl. A [a]	73,145	1,089,860	Emisphere Technologies [a,b]	92,600	379,660
California Pizza Kitchen [a]	63,500	1,216,660	Encysive Pharmaceuticals [a]	35,000	297,500
Chicago Pizza & Brewery [a]	31,000	471,510	Lexicon Genetics [a]	386,100	3,027,024
			Luminex Corporation [a]	75,000	754,500
		2,778,030	Maxim Pharmaceuticals [a,b]	101,800	982,370
			Maxygen [a]	68,000	718,760
Retail Stores - 2.5%			Myriad Genetics [a,b]	159,400	2,378,248
Brookstone [a]	50,000	1,002,500	NeoPharm [a,b]	33,000	340,890
Buckle (The)	52,900	1,494,425	Orchid BioSciences [a]	85,300	656,810
Cache [a]	69,000	932,190	Pharmacyclics [a]	66,300	674,271
Cato Corporation Cl. A	91,000	2,042,950	United Therapeutics [a,b]	22,700	582,255
Shoe Carnival [a]	35,000	525,350	VIVUS [a,b]	212,000	771,680
Sport Chalet [a]	100,000	1,278,000	Zila [a]	363,700	1,785,767
Trans World Entertainment [a]	42,200	422,844
					22,128,659
		7,698,259

Other Consumer Services - 0.4%
E-LOAN [a,b]	156,000	421,200
First Cash Financial Services [a]	33,000	702,240

		1,123,440

Total (Cost $12,465,502)		17,760,463

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 9

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Other Industrial Products - 1.4%
Health Services - 2.5%			BHA Group Holdings	15,300	$579,105
Centene Corporation [a]	33,450	$1,289,497	Peerless Manufacturing [a]	52,200	618,570
Cross Country Healthcare [a,b]	79,400	1,441,110	Quixote Corporation	46,800	938,340
Curative Health Services [a]	125,300	1,085,098	†Tennant	25,000	1,036,250
On Assignment [a]	65,500	386,450	Velcro Industries	81,500	938,880
Option Care	40,000	610,400
TLC Vision [a]	130,400	1,517,856			4,111,145
U.S. Physical Therapy [a]	76,400	1,047,444
			Total (Cost $17,643,545)		21,780,517
		7,377,855
			Industrial Services – 9.5%
Medical Products and Devices - 2.1%			Commercial Services - 3.7%
Aksys [a,b]	117,400	684,442	Bennett Environmental [a,b]	166,400	2,086,656
Exactech [a]	22,800	494,760	Carlisle Holdings [a]	339,301	2,235,994
NMT Medical [a]	93,100	349,125	Exponent [a]	130,900	3,517,283
Novoste [a]	83,200	227,968	Geo Group (The) [a]	43,900	895,560
OrthoLogic Corporation [a]	151,000	1,309,170	New Horizons Worldwide [a]	75,700	454,200
Orthofix International [a]	16,000	683,680	RCM Technologies [a]	76,300	484,429
Quinton Cardiology Systems [a]	16,000	162,080	RemedyTemp Cl. A [a]	54,100	654,610
†Synovis Life Technologies [a,b]	63,600	683,700	SM&A [a]	95,000	821,750
Viasys Healthcare [a]	32,900	687,939
Zoll Medical [a]	32,000	1,122,560			11,150,482

		6,405,424	Engineering and Construction - 0.4%
			Insituform Technologies Cl. A [a]	57,000	927,390
Personal Care - 1.0%			Nobility Homes	18,800	385,588
Lifeline Systems [a]	70,140	1,659,512
Ocular Sciences [a]	36,700	1,394,600			1,312,978

		3,054,112	Food and Tobacco Processors - 1.3%
			MGP Ingredients	28,700	1,110,403
Total (Cost $41,639,650)		50,560,206	Omega Protein [a]	160,900	1,560,730
			Zapata Corporation [a]	18,800	1,153,380
Industrial Products – 7.2%
Automotive - 0.7%					3,824,513
Spartan Motors	60,000	735,000
Wescast Industries Cl. A	62,400	1,506,960	Printing - 1.4%
			Courier Corporation	23,800	993,412
		2,241,960	Ennis Business Forms	65,500	1,277,250
			New England Business Service	30,400	1,337,600
Building Systems and Components - 0.8%			Schawk Cl. A	46,600	651,002
LSI Industries	101,250	1,164,375
Preformed Line Products Company	52,000	1,211,600			4,259,264

		2,375,975	Transportation and Logistics - 2.2%
			AirNet Systems [a]	224,500	1,005,760
Industrial Components - 1.5%			Covenant Transport Cl. A [a]	74,400	1,271,496
Aaon [a]	80,000	1,615,200	Frozen Food Express Industries [a]	82,000	562,520
DuraSwitch Industries [a]	388,400	970,379	Marten Transport [a]	91,150	1,699,947
Powell Industries [a]	109,400	1,868,552	Vitran Corporation Cl. A [a]	138,450	2,277,502

		4,454,131			6,817,225

Machinery - 1.3%			Other Industrial Services - 0.5%
Cascade Corporation	53,200	1,662,500	Team [a]	96,000	1,554,240
†Pason Systems	97,000	2,243,026
			Total (Cost $22,421,973)		28,918,702
		3,905,526
			Natural Resources – 14.7%
Metal Fabrication and Distribution - 0.9%			Energy Services - 7.1%
Gibraltar Steel	30,100	987,882	Atwood Oceanics [a]	11,000	459,250
Schnitzer Steel Industries Cl. A	51,000	1,731,960	Carbo Ceramics	18,000	1,228,500
			†Dawson Geophysical [a]	75,100	1,634,927
		2,719,842	Dril-Quip [a]	67,000	1,252,900
			Gulf Island Fabrication	147,300	3,186,099
Pumps, Valves and Bearings - 0.3%			GulfMark Offshore [a]	170,000	2,682,600
Sun Hydraulics	54,600	962,052	Input/Output [a,b]	253,600	2,102,344
			NATCO Group Cl. A [a]	151,300	1,166,523
Specialty Chemicals and Materials - 0.3%			†RPC	66,200	1,045,298
CFC International [a]	76,600	590,586
Hawkins	35,000	419,300

		1,009,886

10 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			†PEC Solutions [a,b]	45,000	$536,850
Energy Services (continued)			Syntel	29,100	481,605
Tesco Corporation [a,b]	271,600	$2,197,244
TETRA Technologies [a]	70,650	1,896,952			4,640,206
Trican Well Service [a]	85,700	2,684,917
			Semiconductors and Equipment - 2.1%
		21,537,554	CEVA [a,b]	160,400	1,268,764
			FSI International [a]	87,300	681,813
Oil and Gas - 0.4%			MIPS Technologies [a]	191,500	1,171,980
Prima Energy [a]	27,000	1,068,390	Nanometrics [a,b]	20,000	227,600
			PDF Solutions [a]	69,500	588,665
Precious Metals and Mining - 7.2%			QuickLogic Corporation [a]	117,000	408,330
Apex Silver Mines [a]	34,500	588,225	Semitool [a]	76,300	863,716
Eldorado Gold [a]	400,000	1,032,000	Trikon Technologies [a,b]	75,000	222,000
†Etruscan Resources [a,b]	690,000	1,019,096	White Electronic Designs [a]	180,000	943,200
†Gammon Lake Resources [a]	217,200	1,455,240
Glamis Gold [a]	52,000	911,560			6,376,068
Golden Star Resources [a,b]	417,900	1,939,056
Metallica Resources [a,b]	1,563,000	1,484,850	Software - 2.6%
Minefinders Corporation [a]	301,000	2,016,700	Integral Systems	88,800	1,427,904
Miramar Mining [a,b]	373,000	432,680	PLATO Learning [a,b]	275,658	2,731,771
Northern Orion Resources [a]	1,334,600	3,056,260	SPSS [a]	60,000	1,078,200
†NovaGold Resources [a]	357,300	1,661,445	Tengtu International [a]	737,500	597,375
Royal Gold	108,000	1,530,360	Transaction Systems Architects Cl. A [a]	87,100	1,875,263
†Silver Standard Resources [a,b]	143,800	1,773,054
Stillwater Mining Company [a]	53,872	808,619			7,710,513
Twin Mining [a]	604,000	114,889
Western Silver [a,b]	316,500	2,136,375	Telecommunications - 4.0%
			Anaren [a]	41,000	669,940
		21,960,409	Atlantic Tele-Network	35,300	1,133,130
			Brooktrout [a]	160,750	1,737,707
Total (Cost $36,694,759)		44,566,353	Captaris [a]	203,000	1,311,380
			Catapult Communications [a]	57,100	1,313,300
Technology – 16.6%			COMARCO [a]	60,000	423,000
Aerospace and Defense - 0.7%			Computer Network Technology [a]	60,000	359,400
Ducommun [a]	93,700	2,003,306	Globecomm Systems [a]	76,200	398,526
			†KVH Industries [a]	119,900	1,526,327
Components and Systems - 4.1%			Lightbridge [a]	75,000	420,000
†AlphaSmart [a]	186,500	1,049,995	PC-Tel [a]	45,100	532,180
CSP [a]	85,700	634,180	Somera Communications [a,b]	398,700	641,907
Excel Technology [a]	55,000	1,828,750	Sunrise Telecom	94,000	244,400
MOCON	74,400	632,400	ViaSat [a]	60,300	1,504,485
OSI Systems [a,b]	113,200	2,256,076
Perceptron [a]	147,600	1,047,960			12,215,682
Performance Technologies [a]	132,000	1,242,120
REMEC [a,b]	120,200	759,664	Total (Cost $41,384,110)		50,274,932
Richardson Electronics	161,500	1,789,420
TTM Technologies [a]	104,700	1,240,695	Miscellaneous – 4.7%
			Total (Cost $14,175,491)		14,157,783
		12,481,260
			TOTAL COMMON STOCKS
Distribution - 0.5%			(Cost $206,577,199)		257,906,288
CompuCom Systems [a]	104,500	474,430
Jaco Electronics [a]	190,500	1,158,240	PREFERRED STOCK – 0.2%
			United Fire & Casualty Company
		1,632,670	6.375% Conv.	15,000	549,150

Internet Software and Services - 1.1%			TOTAL PREFERRED STOCK
CryptoLogic	100,700	1,813,607	(Cost $375,000)		549,150
CyberSource Corporation [a]	60,750	507,870
Keynote Systems [a]	65,000	893,750

		3,215,227

IT Services - 1.5%
Analysts International [a]	209,500	645,260
answerthink [a]	226,200	1,296,126
Forrester Research [a]	90,100	1,680,365

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 11

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)	ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

		COMMON STOCKS – 81.9%
	VALUE		SHARES	VALUE
REPURCHASE AGREEMENT – 15.7%		Consumer Products – 14.4%
State Street Bank & Trust Company,		Apparel and Shoes - 4.0%
0.60% dated 6/30/04, due 7/1/04,		†K-Swiss Cl. A	37,900	$765,959
maturity value $47,504,792		Steven Madden [a]	52,200	1,042,434
(collateralized by U.S. Treasury Bonds,		Polo Ralph Lauren Cl. A	16,500	568,425
7.25%-10.375% due 11/15/12-5/15/16,		†Stride Rite	74,000	816,220
valued at $48,462,179)
(Cost $47,504,000)	$47,504,000			3,193,038

COLLATERAL RECEIVED FOR SECURITIES LOANED – 6.6%		Collectibles - 0.5%
U.S. Treasury Bonds		Department 56 [a]	26,700	411,180
5.25%-13.25% due 11/15/12-5/15/30	764,261
U.S. Treasury Notes		Home Furnishing and Appliances - 2.9%
1.875%-6.50% due 10/15/06-7/15/13	997,046	American Woodmark	12,300	736,155
U.S. Treasury Strip-Interest		†Hooker Furniture	37,900	764,443
due 8/15/12-5/15/22	264,733	†Stanley Furniture Company	19,900	837,989
Money Market Funds
State Street Navigator Securities Lending				2,338,587
Prime Portfolio	18,194,195
		Sports and Recreation - 2.1%
(Cost $20,220,235)	20,220,235	Callaway Golf Company	53,800	610,092
		Winnebago Industries	27,800	1,036,384
TOTAL INVESTMENTS – 107.6%
(Cost $274,676,434)	326,179,673			1,646,476
LIABILITIES LESS CASH
AND OTHER ASSETS – (7.6)%	(23,131,723)	Other Consumer Products - 4.9%
		Blyth	25,900	893,291
NET ASSETS – 100%	$303,047,950	RC2 Corporation [a]	40,620	1,442,010
		Radica Games	80,400	708,324
		Yankee Candle Company [a]	27,900	816,075

				3,859,700

		Total (Cost $9,658,014)		11,448,981

		Consumer Services – 9.0%
		Direct Marketing - 2.3%
		Nu Skin Enterprises Cl. A	71,400	1,807,848

		Leisure and Entertainment - 2.3%
		Dover Downs Gaming & Entertainment	57,000	641,250
		Multimedia Games [a]	11,100	297,702
		†Steiner Leisure [a]	41,000	902,000

				1,840,952

		Restaurants and Lodgings - 0.9%
		Bob Evans Farms	25,900	709,142

		Retail Stores - 3.5%
		Big Lots [a]	64,900	938,454
		Electronics Boutique Holdings [a]	33,100	871,854
		Pier 1 Imports	54,100	957,029

				2,767,337

		Total (Cost $5,603,208)		7,125,279

		Financial Intermediaries – 5.2%
		Insurance - 4.4%
		Aspen Insurance Holdings	65,700	1,526,211
		Erie Indemnity Company Cl. A	6,400	299,392
		ProAssurance Corporation [a]	14,100	480,951
		Scottish Re Group	34,100	792,825
		Universal American Financial [a]	33,200	364,536

				3,463,915

		Other Financial Intermediaries - 0.8%
		TSX Group	19,000	674,623

		Total (Cost $3,305,369)		4,138,538

12 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Financial Services – 2.3%			Engineering and Construction - 0.5%
Information and Processing - 2.3%			Dycom Industries [a]	13,600	$380,800
eFunds Corporation [a]	103,700	$1,814,750
			Total (Cost $2,938,498)		3,071,115
Total (Cost $1,287,643)		1,814,750
			Natural Resources – 13.6%
Health – 16.9%			Energy Services - 4.7%
Drugs and Biotech - 4.3%			Ensign Resource Service Group	81,600	1,289,799
Antigenics [a]	21,700	185,752	Input/Output [a]	80,000	663,200
Endo Pharmaceuticals Holdings [a]	45,200	1,059,940	Oil States International [a]	49,600	758,880
Lexicon Genetics [a]	91,300	715,792	Patterson-UTI Energy	17,700	591,357
†Myriad Genetics [a]	53,400	796,728	TETRA Technologies [a]	15,900	426,915
Perrigo Company	32,500	616,525
					3,730,151
		3,374,737
			Oil and Gas - 6.2%
Health Services - 10.0%			Cimarex Energy [a]	30,218	913,490
AMN Healthcare Services [a]	31,409	480,244	Houston Exploration Company (The) [a]	27,900	1,446,336
AMERIGROUP Corporation [a]	18,300	900,360	St. Mary Land & Exploration Company	22,500	802,125
Centene Corporation [a]	23,450	903,998	Unit Corporation [a]	54,300	1,707,735
Cross Country Healthcare [a]	73,800	1,339,470
Curative Health Services [a]	9,300	80,538			4,869,686
Healthcare Services Group	35,340	540,702
Horizon Health [a]	32,048	753,128	Precious Metals and Mining - 2.7%
Molina Healthcare [a]	29,500	1,126,310	Glamis Gold [a]	61,400	1,076,342
U.S. Physical Therapy [a]	59,900	821,229	Goldcorp	36,600	427,122
US Oncology [a]	65,700	967,104	Hecla Mining Company [a]	116,200	662,340

		7,913,083			2,165,804

Medical Products and Devices - 1.4%			Total (Cost $7,815,783)		10,765,641
Viasys Healthcare [a]	54,600	1,141,686
			Technology – 8.0%
Personal Care - 1.2%			Aerospace and Defense - 0.8%
Nutraceutical International [a]	44,504	948,380	Curtiss-Wright	10,800	606,852

Total (Cost $10,037,896)		13,377,886	Components and Systems - 1.8%
			†Neoware Systems [a]	94,700	783,169
Industrial Products – 7.1%			Rimage Corporation [a]	43,954	659,750
Automotive - 1.0%
Strattec Security [a]	12,200	834,846			1,442,919

Building Systems and Components - 1.4%			IT Services - 1.8%
Simpson Manufacturing	19,800	1,111,176	MAXIMUS [a]	21,900	776,574
			Perot Systems Cl. A [a]	47,800	634,306
Construction Materials - 0.8%
Florida Rock Industries	14,400	607,248			1,410,880

Machinery - 2.2%			Semiconductors and Equipment - 1.0%
Lincoln Electric Holdings	18,100	617,029	Entegris [a]	71,600	828,412
Thomas Industries	15,000	498,000
Woodward Governor Company	8,200	591,302	Software - 2.6%
			Intervideo [a]	69,100	894,154
		1,706,331	Sybase [a]	62,600	1,126,800

Metal Fabrication and Distribution - 1.7%					2,020,954
Gibraltar Steel	40,700	1,335,774
			Total (Cost $5,246,156)		6,310,017
Total (Cost $3,810,735)		5,595,375
			Miscellaneous – 1.5%
Industrial Services – 3.9%			Total (Cost $1,083,565)		1,205,393
Commercial Services - 3.4%
FTI Consulting [a]	67,800	1,118,700	TOTAL COMMON STOCKS
West Corporation [a]	60,100	1,571,615	(Cost $50,786,867)		64,852,975

		2,690,315

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 13

SCHEDULES OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO (continued)

REPURCHASE AGREEMENT – 18.2%	VALUE
State Street Bank & Trust Company, 0.60% dated 6/30/04, due 7/1/04, maturity value $14,347,239 (collateralized by U.S. Treasury Notes, 1.625% due 1/31/05, valued at $14,637,192) (Cost $14,347,000)	$14,347,000

TOTAL INVESTMENTS – 100.1%
(Cost $65,133,867)	79,199,975
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%	(2,066)

NET ASSETS – 100%	$79,197,909

[a]	Non-income producing.
[b]	A portion of these securities were on loan at June 30, 2004.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2004 market value.

14 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)
	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)*	$278,675,673	$64,852,975
Repurchase agreement (at cost and value)	47,504,000	14,347,000
Cash	11,088	171
Receivable for investments sold	1,299,148	148,848
Receivable for capital shares sold	379,293	79,649
Receivable for dividends and interest	54,863	23,450
Prepaid expenses and other assets	314	58

Total Assets	327,924,379	79,452,151

LIABILITIES:
Payable for collateral on loaned securities	20,220,235	–
Payable for investments purchased	4,261,312	165,203
Payable for capital shares redeemed	36,297	1,693
Payable for investment advisory fees	302,123	62,132
Accrued expenses	56,462	25,214

Total Liabilities	24,876,429	254,242

Net Assets	$303,047,950	$79,197,909

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(1,006,165)	$(271,749)
Accumulated net realized gain (loss) on investments	20,440,224	3,590,182
Net unrealized appreciation (depreciation) on investments	51,503,239	14,066,108
Paid-in capital	232,110,652	61,813,368

Net Assets	$303,047,950	$79,197,909

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	26,271,508	9,452,847

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)	$11.54	$8.38

*Investments at identified cost	$227,172,434	$50,786,867

Market value of loaned securities	$19,992,473

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 15

STATEMENTS OF CHANGES IN NET ASSETS
	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,006,165)	$(1,451,273)	$(271,749)	$(183,664)
Net realized gain (loss) on investments	17,778,212	11,810,323	3,435,633	3,439,484
Net change in unrealized appreciation (depreciation) on investments	(2,320,894)	61,883,874	3,617,833	10,324,465

Net increase (decrease) in net assets from investment operations	14,451,153	72,242,924	6,781,717	13,580,285

DISTRIBUTIONS:
Net realized gain on investments	–	(9,155,398)	–	(3,123,806)

Total distributions	–	(9,155,398)	–	(3,123,806)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	51,579,748	59,995,395	24,127,673	34,664,544
Distributions reinvested	–	9,155,398	–	3,123,804
Value of shares redeemed	(12,635,376)	(16,529,499)	(9,102,194)	(9,044,502)

Net increase (decrease) in net assets from capital share transactions	38,944,372	52,621,294	15,025,479	28,743,846

NET INCREASE (DECREASE) IN NET ASSETS	53,395,525	115,708,820	21,807,196	39,200,325
NET ASSETS:
Beginning of period	249,652,425	133,943,605	57,390,713	18,190,388

End of period	$303,047,950	$249,652,425	$79,197,909	$57,390,713

ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,006,165)	$–	$(271,749)	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	4,477,281	6,363,768	3,019,284	5,288,047
Shares issued for reinvestment of distributions	–	868,634	–	420,998
Shares redeemed	(1,104,377)	(1,950,586)	(1,123,983)	(1,338,258)

Net increase (decrease) in shares outstanding	3,372,904	5,281,816	1,895,301	4,370,787

16 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
	Micro-Cap Portfolio	Small-Cap Portfolio

INVESTMENT INCOME:
Income:
Dividends	$770,093	$110,911
Interest	72,395	20,174
Securities lending	47,441	–

Total income	889,929	131,085

Expenses:
Investment advisory fees	1,772,655	347,246
Custody	47,467	25,457
Shareholder reports	25,852	9,461
Administrative and office facilities	12,115	2,779
Trustees’ fees	11,338	2,724
Shareholder servicing	7,268	5,768
Audit	3,750	3,750
Legal	2,318	525
Other expenses	13,331	5,124

Total expenses	1,896,094	402,834

Net investment income (loss)	(1,006,165)	(271,749)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	17,778,212	3,435,633
Net change in unrealized appreciation (depreciation) on investments	(2,320,894)	3,617,833

Net realized and unrealized gain (loss) on investments	15,457,318	7,053,466

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$14,451,153	$6,781,717

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)
†2004 (c)	$10.90	$(0.04)	$ 0.68	$–	$–	$11.54	5.9%**	$303,048	1.34%*	(0.71)%*	18%
2003 (c)	7.60	(0.08)	3.80	–	(0.42)	10.90	49.2%	249,652	1.35%	(0.84)%	41%
2002 (c)	9.00	(0.08)	(1.08)	–	(0.24)	7.60	(12.9)%	133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	–	(0.14)	9.00	29.7%	106,501	1.35%	(0.61)%	18%
2000	6.13	(0.01)	1.14	–	(0.21)	7.05	18.6%	35,437	1.35%	(0.14)%	31%
1999	5.24	(0.02)	1.46	–	(0.55)	6.13	28.1%	7,468	1.35%	(0.53)%	102%
SMALL-CAP PORTFOLIO (b)
†2004 (c)	$7.59	$(0.03)	$ 0.82	$–	$–	$8.38	10.4%**	$79,198	1.16%*	(0.78)%*	25%
2003 (c)	5.71	(0.04)	2.38	–	(0.46)	7.59	41.1%	57,391	1.21%	(0.55)%	70%
2002 (c)	6.66	(0.05)	(0.87)	–	(0.03)	5.71	(13.8)%	18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)	1.34	–	(1.04)	6.66	21.0%	3,324	1.35%	(0.74)%	188%
2000	5.23	(0.01)	1.73	–	(0.55)	6.40	33.3%	1,440	1.35%	(0.26)%	116%
1999	5.47	–	0.43	–	(0.67)	5.23	8.2%	428	1.35%	(0.06)%	70%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, the expense ratios before the waivers and reimbursements would have been 1.36%, 1.38%, 1.58%, 2.24% and 2.59%, respectively.
(b)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001, 2000 and 1999, the expense ratios before the waivers and reimbursements would have been 1.87%, 2.20%, 3.89% and 5.63%, respectively.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2004 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
           Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
           Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment transactions and related investment income:
           Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
           The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

Distributions and Taxes:
           As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase agreements:
          The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
           The Funds may loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

INVESTMENT ADVISER:
           Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the six months ended June 30, 2004, Micro-Cap Portfolio recorded advisory fees of $1,772,655 and Small-Cap Portfolio recorded advisory fees of $347,246.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
           For the six months ended June 30, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

		Purchases		Sales

Micro-Cap Portfolio		$73,189,218		$42,017,394
Small-Cap Portfolio		$25,358,983		$14,352,903

TAX INFORMATION: At June 30, 2004, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

	Tax Basis Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized
			Appreciation	Depreciation

Micro-Cap Portfolio	$ 274,744,312	$ 51,435,361	$ 64,743,860	$ 13,308,499
Small-Cap Portfolio	65,136,789	14,063,186	14,953,569	890,383

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

18 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee,* President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 64	No. of Funds Overseen: 21	Age: 62	No. of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of regis tered investment companies constituting the 23 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of the League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 49	No. of Funds Overseen: 21	NAME AND POSITION:	David L. Meister, Trustee
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.	Age: 64 Tenure: Since 1982	No. of Funds Overseen: 21 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	Donald R. Dwight, Trustee	NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 73	No. of Funds Overseen: 21	Age: 58	No. of Funds Overseen: 21
Tenure: Since 1998	Non-Royce Directorships: None	Tenure: Since 2001	Non-Royce Directorships: Director / Trustee of registered investment companies constituting the 23 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich, Vice President and Treasurer
NAME AND POSITION:	Richard M. Galkin, Trustee	Age: 53
Age: 66	No. of Funds Overseen: 21	Tenure: Since 2001
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 64	No. of Funds Overseen: 21	Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).
NAME AND POSITION: W. Whitney George, Vice President Age: 46 Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.
NAME AND POSITION:	William L. Koke, Trustee
Age: 69	No. of Funds Overseen: 21
Tenure: Since 1996	Non-Royce Directorships: None	NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 42
Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary Age: 37 Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2004 | 19

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants – Not applicable to this semi-annual report.

Item 6: Schedule of Investments – See Item 1.

Item 7: – Not applicable.

Item 8: – Not applicable.

Item 9: Submission of Matters to a Vote of Security Holders – None.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 27, 2004	Date: August 27, 2004